                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12


                        Annaly Mortgage Management, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------

         (5)     Total fee paid:
                 ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

         (3)      Filing Party:
                  --------------------------------------------------------------

         (4)      Date Filed:
                  --------------------------------------------------------------


--------------------------------------------------------------------------------

                        ANNALY MORTGAGE MANAGEMENT, INC.
                     1211 AVENUE OF THE AMERICAS, SUITE 2902
                            NEW YORK, NEW YORK 10036

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 2003

                               -------------------

To the Stockholders of ANNALY MORTGAGE MANAGEMENT, INC.:

         The 2003 annual meeting of Stockholders of Annaly Mortgage Management, Inc. ("we" or "us") will be held at the Union League Club, 38 East 37th Street, New York, New York 10178, on Thursday, May 15, 2003 at 10:30 a.m., New York time, for the following purposes:

     (1)  To elect two directors for a term of three years each;

     (2) To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year;

     (3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Provision is made on the enclosed proxy card for your direction as to the matters set forth as Items (1) and (2) above. Further information concerning these matters is set forth in the accompanying proxy statement.

         Holders of record of our common stock at the close of business on March 21, 2003 are entitled to receive notice of and to vote at our 2003 annual meeting of stockholders and at any adjournment or postponement.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT OUR ANNUAL MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT A QUORUM WILL BE PRESENT AT THE ANNUAL MEETING.

                                       By order of the Board of Directors




                                       MICHAEL A. J. FARRELL
                                       Chairman of the Board,
                                       Chief Executive Officer, and
                                       President

New York, New York
March 31, 2003

                        ANNALY MORTGAGE MANAGEMENT, INC.
                     1211 AVENUE OF THE AMERICAS, SUITE 2902
                            NEW YORK, NEW YORK 10036

                             ----------------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                 PROXY STATEMENT

         Annaly Mortgage Management, Inc. ("we" or "us") is furnishing this proxy statement in connection with our solicitation of proxies to be voted at our 2003 annual meeting of stockholders. We will hold the annual meeting at the Union League Club, 38 East 37th Street, New York, New York 10178 on Thursday, May 15, 2003 at 10:30 a.m., New York time, and any postponements or adjournments thereof. We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about March 31, 2003. Our principal executive offices are located at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

         We will solicit proxies primarily by mail but may also solicit proxies in person, by telephone or facsimile or through our internet website (www.annaly.com), in each case, by our officers and employees who will not be additionally compensated for these activities. We will request brokers, nominees, fiduciaries and other persons holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. We will bear the total cost of soliciting proxies.

------------------------------------------------------------------------------
                                TABLE OF CONTENTS
------------------------------------------------------------------------------

Notice of Annual Meeting of Stockholders.....................................1

Questions and Answers about the Meeting and Voting...........................3

Voting.......................................................................6

PROPOSAL I-- ELECTION OF DIRECTORS*..........................................7

Directors....................................................................7

Management..................................................................10

Security Ownership of Certain Beneficial Owners and Management..............11

Executive Compensation......................................................13

Report of the Audit Committee...............................................19

PROPOSAL II-- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS*..........20

Additional Information......................................................21

* To be Voted on at the Meeting

\



--------------------------------------------------------------------------------
               QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
--------------------------------------------------------------------------------


Q:       WHAT AM I VOTING ON?

A: (1) Re-election of two directors, Spencer I Browne and Wellington J. Denahan, for terms of three years; and


         (2) Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2003.

Q:       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: Our Board of Directors (our "Board") recommends you vote FOR each of the nominees and FOR the ratification of Deloitte & Touche LLP.

Q:       WHO IS ENTITLED TO VOTE AT THE MEETING?

A: Only stockholders of record as of the close of business on March 21, 2003 (the "Record Date") are entitled to vote.

Q:       HOW DO I VOTE?

A: If your common stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

         If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by using the toll free telephone number, by using the Internet voting site listed on the proxy card or by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. When you use the telephone system or our Internet voting site, the system verifies that you are a stockholder through the use of a unique personal identification number that is assigned to you. The procedure allows you to instruct the proxies how to vote your shares and to confirm that your instructions have been properly recorded. Specific directions for using the telephone and Internet voting systems are on the proxy card.

         If you vote by telephone or via our Internet voting site, you do not need to return your proxy card.

         Regardless of which of these methods you select to transmit your proxy card voting instructions, the proxies will vote your shares in accordance with those instructions.

         If you sign and return a proxy card without giving specific voting instructions, your shares will be voted FOR the election of Spencer I. Browne and Wellington J. Denahan and FOR the ratification of Deloitte & Touche LLP as our independent auditors for 2003. We are not now aware of any matters to be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgement to determine how to vote your shares. If the meeting is adjourned or postponed, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy instructions.

Q:       HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: Other than the two proposals described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Michael A.J. Farrell, our Chairman of the Board, Chief Executive Officer, and President, and Jennifer A. Stephens, our Secretary, to vote on those matters according to their best judgment.

Q:       WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services LLC, the independent Inspector of Elections, will count the votes.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       HOW MANY SHARES CAN VOTE?

A: As of the Record Date, 84,646,860 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote per share for each matter before the meeting.

Q:       CAN I CHANGE MY VOTE?

A: Yes. You may change your vote at any time before the proxy is exercised. You must (a) file with our Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

Q:       WHAT CONSTITUTES A "QUORUM"?

A: A quorum is a majority of the voting power of the shares entitled to vote at the meeting. Since there were 84,646,860 eligible votes as of the Record Date, we will need at least 42,323,431 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

Q:       WHAT HAPPENS IF I ABSTAIN?

A: If you submit a properly signed proxy card, but you abstain on one or more proposals, you will still be considered present for purposes of calculating a quorum. Your abstention will not count "for" or "against" either the election of directors (Proposal One) or the ratification of Deloitte & Touche LLP as our auditors (Proposal Two).

Q:       WHAT ARE BROKER NON-VOTES AND HOW WILL THEY BE TREATED?

A: Broker non-votes are shares held by brokers or nominees for whom the broker or nominee (1) lacks discretionary power to vote, and (2) never received specific voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating a quorum. Broker non-votes will not count "for" or "against" either the election of directors (Proposal One) or the ratification of Deloitte & Touche LLP as our auditors (Proposal Two).

Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A: All stockholders of record as of March 21, 2003 can attend the Annual Meeting, although seating is limited. If you plan to attend, please check the box on your proxy card. If your shares are held through a broker and you would like to attend, please either (1) write Kathryn Fagan, Chief Financial Officer, Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036, or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker).

Q:       WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2004 ANNUAL MEETING?

A: If you are submitting a proposal to be included in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal no later than December 1, 2003.

Q:       HOW WILL WE SOLICIT PROXIES FOR THE ANNUAL MEETING?

A: We are soliciting proxies by mailing this Proxy Statement and proxy card to the stockholders. In addition to solicitations by mail, some of our directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. We will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Q: HOW DO I OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION?

A: Our Form 10-K is actually part of the Annual Report that is being mailed to you with this Proxy Statement. If you need another copy, please write Kathryn Fagan, Chief Financial Officer, Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036. Our Form 10-K is also available on our investor relations website annaly.com. We make available on this website under "Financials," free of charge, our annual reports on Form 10-K, quarterly reports on From 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission ("SEC").

--------------------------------------------------------------------------------
                                     VOTING
--------------------------------------------------------------------------------

         You will only be entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on the record date, March 21, 2003. There were 84,646,860 shares of common stock outstanding on the record date, and each stockholder will be entitled to one vote at the meeting for each share registered in the stockholder's name on the record date. Holders of common stock are not entitled to cumulate their votes on any matter to be considered at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

          All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. Regarding the election of directors to serve until the 2006 annual meeting of stockholders, in voting by proxy, you may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees. With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year, you may vote in favor of the proposal or against the proposal, or you may abstain from voting. You should specify your choices on the enclosed form of proxy.

         If you do not provide specific instructions on all the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees and FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year.

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent auditors will require the affirmative vote of the holders of a majority of the votes cast.

         Under Maryland law, our charter, and our bylaws, abstentions will have no effect on the outcome of either the vote on the election of directors or the vote on the ratification of the appointment of Deloitte & Touche LLP as independent auditors. Broker non-votes will not be included in vote totals and will have no effect on the outcome of either the vote on the election of directors or the vote on the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

         If you submit a proxy, you may revoke it at any time prior to the voting of the proxy by written notice to our Secretary or by attending the meeting and voting your shares in person.

         After the initial mailing of this proxy statement, our officers and employees may solicit proxies in person, by mail, telephone or facsimile or through our website, but they will not receive any additional compensation for this activity. We will pay all expenses with respect to this solicitation of proxies, including printing and postage costs. Our agents and we will make arrangements with brokers and other custodians, nominees and fiduciaries to send proxies and the proxy material to their principals and, upon request, we will reimburse them for their reasonable expenses in doing so.

--------------------------------------------------------------------------------
                                   PROPOSAL I

                               ELECTION DIRECTORS
--------------------------------------------------------------------------------

         At the annual meeting, the stockholders will vote to elect two Class I directors, whose terms will expire at our annual meeting of stockholders in 2006, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

         The persons named in the enclosed proxy will vote to elect Spencer I. Browne and Wellington J. Denahan as Class I directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect. Each of these individuals currently is a director.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SPENCER I. BROWNE AND WELLINGTON J. DENAHAN AS DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS IN 2006 AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE YOUR PROXY IN FAVOR OF THESE NOMINEES UNLESS YOU SPECIFY A CONTRARY CHOICE IN YOUR PROXY.

--------------------------------------------------------------------------------
                                    DIRECTORS
--------------------------------------------------------------------------------

         We have three classes of directors. Our class I directors to be elected at this year's meeting will serve until our annual meeting of stockholders in 2006; our class II directors serve until our annual meeting of stockholders in 2004; and our class III directors will serve until our annual meeting of stockholders in 2005. Set forth below are the names and certain information on each of our directors.

CLASS I DIRECTORS

         Spencer I. Browne, age 53, was elected on January 28, 1997 to serve as a director of us. Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1988 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a New York Stock Exchange traded company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an American Stock Exchange traded company affiliated with AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc., a New York Stock Exchange traded company and the parent company of a major homebuilder in Colorado. Mr. Browne also has served as a director of Altiva Financial Corporation since November 1996 and Convergent Communications, Inc. since December 1999.

         Wellington J. Denahan, age 39, was elected on December 5, 1996 to serve as Vice Chairman of the Board and a director of us with responsibility for managing our portfolio. She has been Senior Vice President of Fixed Income Discount Advisory Company, a registered investment advisor (FIDAC), from March 1995 to the present, Treasurer since July 1994 and Chief Investment Officer since February 1997. From July 1994 through March 1995 she was a Vice President of FIDAC. Ms. Denahan has been the portfolio manager for the Floating Rate Fund since its inception in August 1994. Prior to joining FIDAC, from March 1992 to July 1994, Ms. Denahan had been Vice President responsible for asset selection and financing at Citadel Funding Corporation. Prior to joining Citadel she had been a trader on the mortgage-backed securities desk at Schroder Wertheim and Co., Inc. She has attended the New York Institute of Finance for intense mortgage-backed securities studies.

CLASS II DIRECTORS

         Kevin P. Brady, age 47, was elected on January 28, 1997 to serve as a director of us. Mr. Brady is the principal of KPB Associates Inc., an accounting firm that specializes in corporate taxation, finance and software consulting. Mr. Brady founded KPB Associates Inc. in December 1993. From July 1986 through November 1993, Mr. Brady worked for PriceWaterhouseCoopers in New York City where he concentrated on international tax planning for multinational corporations and held a number of senior management positions. Prior to joining Price Waterhouse Coopers, Mr. Brady worked in the corporate tax department of Merck & Co.

         Donnell A. Segalas, age 45, was elected on January 28, 1997 to serve as a director of us. Mr. Segalas is employed by Phoenix Investment Partners, Ltd., to oversee sales and marketing for its Alternative Financial Products division. Prior to joining Phoenix Investment Partners, Ltd., Mr. Segalas was a managing director at the Far Hills Group where he was in charge of the Private Equity and Venture Capital fund-raising group. In 1997, he co-founded a leveraged buyout firm, Maplewood Partners, L.L.C. Prior to his joining Maplewood Partners, Mr. Segalas was a Managing Director at Rodman & Renshaw, Inc. in the mortgage-backed securities department from 1994 to June 1997. In December 1995, Mr. Segalas was also given the additional responsibility to manage Rodman & Renshaw's Structured Finance Group. From 1990 to 1994, Mr. Segalas served as Senior Vice President in the mortgage-backed securities department at Tucker Anthony, Inc., where he co-managed the firm's structured finance group. Prior to that time, Mr. Segalas had been a Senior Vice President at Smith Barney, Inc. and Corporate Vice President at Drexel Burnham Lambert.

CLASS III DIRECTORS

         Michael A. J. Farrell, age 51, was elected on December 5, 1996 to serve as Chairman of the Board and Chief Executive Officer of us. Mr. Farrell was appointed our President effective January 1, 2002. Since November 1994, he has been the President and CEO of FIDAC. Mr. Farrell is the sole stockholder of FIDAC. He is a member of the Boards of directors of the U.S. Dollar Floating Rate Fund and the Tellus Asia Recovery Fund. Prior to founding FIDAC, from February 1992 to July 1994, Mr. Farrell served as President of Citadel Funding Corporation. From April 1990 to January 1992, Mr. Farrell was a managing director for Schroder Wertheim & Co. Inc. in the fixed income department. In addition to being the former Chairman of the Primary Dealers Operations Committee of the Public Securities Association (from 1981 through 1985) and its mortgage-backed securities division, he is a former member of the Executive Committee of its Primary Dealers Division. Prior to his employment with Schroder Wertheim, Mr. Farrell had been President of L.F. Rothschild Mortgage Capital, Inc., Vice President of Trading at Morgan Stanley and Co., Inc., and Senior Vice President of Merrill Lynch and Co., Inc. Mr. Farrell began his career at E.F. Hutton and Company in 1971. Mr. Farrell has 26 years of experience in fixed income trading, management and operations.

         Jonathan D. Green, age 56, was elected on January 28, 1997 to serve as a director of us. Mr. Green is president and Chief Financial Officer of Rockefeller-Group International, Inc., a privately held corporation with interests in real estate ownership, management, and development, real estate services and telecommunications. He joined The Rockefeller Group in 1980 as assistant vice president and real estate counsel. In 1983 he was appointed vice president, secretary and general counsel and in 1990 was elected chief corporate officer. On July 6, 1995 he was named president and chief executive officer of Rockefeller Group Development Corporation (RGDC) and Rockefeller Center Management Corporation (RCMC), both subsidiaries of The Rockefeller Group. In October 2002 Mr. Green was named President and Chief Executive Officer of Rockefeller Group International, Inc. In addition, Mr. Green continues to serve as President and CEO of Rockefeller Group Development Corporation. Mr. Green oversees the activities of the company's four subsidiaries which include Rockefeller Group Development Corporation, Cushman & Wakefield, Rockefeller Group Telecommunications Services and Rockefeller Group Business Centers. As the President and CEO of Rockefeller Group Development Corporation, he is actively involved in the day-to-day operations of the company's commercial and industrial properties ranging from office towers to suburban office parks, foreign trade zones and high tech data centers in various stages of development. Before joining The Rockefeller Group, R. Green was affiliated with the New York City law firm Thacher, Proffit & Wood.

         John A. Lambiase, age 63, was elected on January 28, 1997 to serve as a director of us. Mr. Lambiase was managing director in global operations at Salomon Brothers from 1985 through his retirement in 1991. Mr. Lambiase joined Salomon in 1979 as director of internal audit. Mr. Lambiase has served as Chairman of the Mortgage-Backed Securities Clearance Corporation, a member of the Board of Directors of Prudential Home Mortgage and a member of the Board of the National Securities Clearance Corporation, and was a founding director and Chairman of the Participation Trust Company. Mr. Lambiase also served on Salomon's Credit Committee.

Prior to joining Salomon, from 1972 through 1979, Mr. Lambiase was President of Loeb Rhodes Wall Street Settlement Corporation with responsibility for securities clearance of over 130 member firms. Prior to Loeb Rhodes, Mr. Lambiase had been the Chief Financial Officer and a General Partner of W.E. Hutton. Mr. Lambiase is a Certified Public Accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Compensation Committee

         The members of our compensation committee are Spencer Browne, John Lambiase, and Donnell Segalas. The compensation committee administers our Long-Term Stock Incentive Plan (the "Incentive Plan") and recommends changes to that Plan to our Board when appropriate. The compensation committee also approves compensation for our officers.

         Audit Committee

         The members of our audit committee are Kevin P. Brady, Jonathan D. Green, and John A. Lambiase. The audit committee recommends to our Board the engagement or discharge of independent public accountants, reviews the plan and results of the auditing engagement with our Chief Financial Officer and our independent public accountants, and reviews with our Chief Financial Officer the scope and nature of our internal auditing system.

         Consistent with New York Stock Exchange audit committee structure and membership requirements, the members of the audit committee are all independent directors. The audit committee operates under a written charter adopted by our Board.

         Nominating Committee

         The members of our nominating committee are Jonathan Green, Kevin Brady, and Donnell Segalas. The nominating committee recommends to the Board persons to be nominated as directors or to be elected to fill vacancies on the Board. The nominating committee will consider nominees recommended by our stockholders. These recommendations should be submitted in writing to our Secretary.

         Meetings

         During our fiscal year ended December 31, 2002, our Board held four meetings. During 2002, the compensation committee held one meeting, the audit committee held four meetings, and the nominating committee held one meeting. Each director attended at least 75% of the aggregate number of meetings held by our Board and 75% of the aggregate number of meetings of each committee on which the director served.

COMPENSATION OF DIRECTORS

         We paid an annual director's fee, effective January 1, 2002, for the year 2002 to each director who is not an officer or employee (an "independent director") equal to $50,000, a fee of $500 for each meeting of our Board or any committee attended by each independent director (or $250 for any meeting at which the director participates by conference telephone call), and reimbursement of costs and expenses of all directors for attending these meetings.

         Our Incentive Plan provides that each independent director, upon appointment to our Board, receives a non-discretionary automatic grant of non-qualified stock options for the purchase of 5,000 shares of common stock; these options vest in four equal installments over a period of four years from the date of grant. In addition, each independent director is entitled to receive on June 26 of each year that he or she serves as a director options to purchase an additional 1,250 shares of common stock; these options vest on the date of grant. The exercise price for each option is the fair market value of our common stock as of the date on which the option is granted. Independent directors also are entitled to receive discretionary awards under the Incentive Plan.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

       NAME                                  POSITION
--------------------------------------------------------------------------------

Michael A.J. Farrell     Chairman of the Board, Chief Executive Officer, and
                         President

Wellington J. Denahan    Vice Chairman of the Board and Chief Investment Officer

Kathryn F. Fagan         Chief Financial Officer and Treasurer

Jennifer A. Stephens     Executive Vice President and Secretary

James P. Fortescue       Senior Vice President and Repurchase Agreement Manager


         Biographical information on Mr. Farrell and Ms. Denahan is provided above. Certain biographical information for Ms. Fagan, Ms. Stephens and Mr. Fortescue is set forth below.

         Kathryn F. Fagan, age 36, was employed by us on April 1, 1997 in the positions of Chief Financial Officer and Treasurer. From June 1, 1991 to February 28, 1997, Ms. Fagan was Chief Financial Officer and Controller of First Federal Savings & Loan Association of Opelousas, Louisiana. First Federal is a publicly owned savings and loan that converted to the stock form of ownership during her employment period. Ms. Fagan's responsibilities at First Federal included all financial reporting, including reports for internal use and reports required by SEC and the Office of Thrift Supervision. Her duties also included asset/liability management, internal control compliance and the management of First Federal's investment portfolio. During the period from September 1988 to May 1991, Ms. Fagan was employed as a bank and savings and loan auditor by John
S. Dowling & Company, a corporation of Certified Public Accountants. Ms. Fagan is a Certified Public Accountant and has a Masters Degree in Business Administration.

         Jennifer A. Stephens, age 32, was employed by us on December 5, 1996 in the positions of Secretary and Investment Officer. She currently serves as our Executive Vice President and Secretary. She joined FIDAC at its inception in July 1994 and became Vice President in March 1995. Ms. Stephens has been a portfolio manager for the U.S. Dollar Floating Rate Fund since its inception in August 1994. She has designed several software systems for FIDAC including portfolio management systems, mortgage-backed security pricing systems, exposure reporting systems, and accounting systems. Prior to joining FIDAC, she worked for Citadel Funding Corporation where she assisted in the management of the funding of mortgage-backed security portfolios. Ms. Stephens is currently a candidate to become a Chartered Financial Analyst (CFA).

         James P. Fortescue, age 29,was employed by us on December 5, 1996. Mr. Fortescue is our Senior Vice President. Mr. Fortescue also serves as a Senior Vice President of FIDAC. He started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. In September of 1996 he took over all financing activities for the U.S. Dollar Floating Rate Fund which included trading and structuring all liabilities, coordinating trade settlements with broker dealer back offices, and maintaining the relationships with these dealers. Mr. Fortescue has been in charge of liability management for us since our inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue holds a Bachelors Degree in Finance from Siena College.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

         The following tables set forth certain information as of March 26, 2003 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. The information set forth in the table describing the beneficial ownership of those persons we know of who own more than 5% of our outstanding common stock is drawn from statements filed by such persons with the SEC pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, as amended. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

                                       AMOUNT AND
                                        NATURE OF       SOLE       SHARED         SOLE           SHARED      PERCENT
NAME AND ADDRESS OF                    BENEFICIAL      VOTING      VOTING      INVESTMENT      INVESTMENT       OF
BENEFICIAL OWNER                        OWNERSHIP       POWER       POWER        POWER           POWER        CLASS
------------------------------------- -------------- ------------ ---------- -------------- --------------- ----------
Capital Group International, Inc.     4,187,420(1)    3,004,550       0        4,187,420          0           5.0%
11100 Santa Monica Blvd.
Los Angeles, CA  90025


(1) Capital Group International, Inc. and Capital Guardian Trust Company filed a Schedule 13 G/A on February 11, 2003 setting forth the information contained in this table. Capital Group International, Inc. and Capital Guardian Trust Company each appear to list beneficial ownership to the same shares. The number of shares of our common stock that Capital Group International, Inc. or Capital Guardian Trust Company has the right to acquire beneficial ownership of is not known.

                                                                             SHARES BENEFICIALLY OWNED
                                                              --------------------------------------------------------
BENEFICIAL OWNER                                                        NUMBER                      PERCENT
------------------------------------------------------------- --------------------------- ----------------------------
Michael A.J. Farrell                                                     265,503(1)                    *
Wellington J. Denahan                                                    204,156(2)                    *
Kathryn F. Fagan                                                         64,092(3)                     *
Jennifer A. Stephens                                                     53,600(4)                     *
James P. Fortescue                                                       32,750(5)                     *
Kevin P. Brady                                                           43,016(6)(10)                 *
Spencer I. Browne                                                        31,l82(7)                     *
Jonathan D. Green                                                        38,116(6)                     *
John Lambiase                                                            49,438(8)                     *
Donnell A. Segalas                                                       65,626(9)                     *
All Executive Officers and Directors as a Group
     (10 persons)                                                    847,479(1)(2)(3)(4)             1.0%
                                                                     (5)(6)(7)(8)(9)(10)

* Represents beneficial ownership of less than one percent of the common stock.

(1) Includes 116,900 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Farrell that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(2) Includes 87,673 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Denahan that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(3) Includes 32,813 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Fagan that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(4) Includes 28,490 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Stephens that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(5) Includes 9,000 shares of common stock subject to options granted under the Incentive Plan to Mr. Fortescue that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(6) Includes 29,376 shares of common stock subject to vested options granted under the Incentive Plan to each of Messrs. Brady and Green that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(7) Includes 2,500 shares of common stock subject to options granted under the Incentive Plan to Mr. Browne that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(8) Includes 12,126 shares of common stock subject to options granted under the Incentive Plan to Mr. Lambiase that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(9) Includes 18,626 shares of common stock subject to options granted under the Incentive Plan to Mr. Segalas that were exercisable as of March 26, 2003 or have or will first become exercisable within 60 days after such date.

(10) Includes 1,500 shares of common stock held by certain members of Mr. Brady's immediate family.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

         The table below sets forth the aggregate compensation we paid or accrued during our fiscal years ended December 31, 2002, 2001, and 2000, to our Chief Executive Officer, and our four highest paid other executive officers serving in their positions at December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                        ANNUAL COMPENSATION(1)                COMPENSATION
                                                    -------------------------------- -------------------------------
                                                                                                 AWARDS
                                                                                       RESTRICTED      SECURITIES
                                                                                         STOCK         UNDERLYING
                                                        SALARY           BONUS         AWARDS(2)        OPTIONS
       NAME AND PRINCIPAL POSITION           YEAR         ($)             ($)             ($)             (#)
------------------------------------------- ------- ---------------- --------------- --------------- ---------------
Michael A.J. Farrell                         2002     $2,391,250        $850,000           $0                     0
  Chairman of the Board, Chief               2001       $925,000        $750,000           $0                     0
  Executive Officer, and President           2000       $250,000        $150,000           $0                30,000

Wellington J. Denahan                        2002     $1,913,959        $750,000           $0                     0
  Vice Chairman and Portfolio Manager        2001       $718,750        $500,000           $0                     0
                                             2000       $200,000        $100,000           $0                20,000

Kathryn F. Fagan                             2002       $949,750        $250,000           $0                     0
  Chief Financial Officer and Treasurer      2001       $316,667        $150,000           $0                     0
                                             2000       $125,000         $25,000           $0                13,500

Jennifer Stephens                            2002       $948,016        $250,000           $0                     0
  Executive Vice President and               2001       $266,667        $125,000           $0                     0
  Secretary                                  2000        $80,250         $30,000           $0                11,000

James P. Fortescue                           2002       $491,667        $200,000           $0                     0
   Senior Vice President and                 2001       $194,066        $100,000           $0                     0
   Repurchase Agreement Manager              2000        $60,749         $20,000           $0                 7,500

(1) None of the executive officers received perquisites or benefits that totaled the lesser of $50,000 or 10% of his or her salary plus bonus payments.

(2) At December 31, 2002, Mr. Farrell, Ms. Denahan, Ms. Fagan, Ms. Stephens, and Mr. Fortescue, held 135,091, 115,998, 29,279, 18,610, and
         21,500 shares of restricted stock, respectively, with values (based on the closing market price of our common stock on December 31, 2002, which was $18.80 per share) of $2,539,711, $2,180,762, $550,445,
         $349,868, $404,200, respectively. We pay dividends on the restricted stock when and as paid on our common stock.

EXERCISES AND VALUES OF OPTIONS

         The following table sets forth certain information regarding options exercised during the calendar year 2002, and held at year end, by our executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                               SHARES                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              ACQUIRED                     UNDERLYING UNEXERCISED              IN-THE-MONEY
                                 ON          VALUE           OPTIONS AT FY-END               OPTIONS AT FY-END
                              EXERCISE     REALIZED                 (#)                           ($)(1)
           NAME                  (#)        ($)(1)       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
---------------------------- ------------ ------------ ------------------------------- ------------------------------
Michael A.J. Farrell           12,000      105,600             130,412/30,000                1,368,086/315,450

Wellington J. Denahan          12,300      131,241             88,158/20,000                  926,028/376,000

Kathryn F. Fagan               16,500      175,297              34,813/13500                  362,612/141,953

Jennifer A. Stephens            6,500       69,355             34,990/11,000                  366,138/115,665

James P. Fortescue             14,100      150,875              11,250/7,500                  114,413/78,863

-----------------------
(1) Based on the closing sale price of our common stock on the New York Stock Exchange on December 31, 2002 ($18.80 per share).

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL ARRANGEMENTS

         We have entered into employment agreements with Mr. Farrell, Ms. Denahan, Ms. Fagan, and Ms. Stephens. Each employment agreement is automatically extended for an additional year at the end of each year, unless the officer or we provide a prior written notice to the contrary. Each employment agreement provides for annual base salaries to Mr. Farrell, Ms. Denahan, Ms. Fagan, and Ms. Stephens based upon our book value. Mr. Farrell's employment agreement provides for an annual base salary equal to 0.25% of our book value, Ms. Denahan's employment agreement provides for an annual base salary equal to 0.20% of our book value. Ms. Fagan's and Ms. Stephens' employment agreements each provide for annual base salaries equal to 0.10% of our book value. Our book value is defined in the employment agreements as the aggregate amounts reported on our balance sheet as "Stockholders' Equity," excluding any adjustments for valuation reserves (i.e., changes in the value of our portfolio of investments as a result of mark-to-market valuation changes).

         Our Board may evaluate base salaries quarterly and upon the raising of additional equity, and they may, at their discretion, raise the base salary caps for our executive officers. The 2003 annual base salary for Mr. Farrell was set at $2.4 million. The 2003 annual base salary for Ms. Denahan was set at $1.9 million. The 2003 annual base salary for each of Ms. Fagan and Ms. Stephens was set at $972,000. Our Board has waived the base salary caps for our executive officers for 2002 and 2003. Base salaries can also be lowered at management's discretion based upon our cash flow needs.

         Pursuant to the employment agreements, the executive officers are also entitled to participate in our benefit plans, including the Incentive Plan. In addition, our Board has established a bonus incentive compensation plan for our executive officers. This program permits our Board, in its discretion, to award cash bonuses annually to our executive officers. Each employment agreement provides for the officer to receive his or her base salary and bonus compensation to the date of the termination of employment by reason of death, disability or resignation and to receive base compensation to the date of the termination of employment by reason of a termination of employment for cause as defined in the employment agreement. Each employment agreement also provides for the subject officer to receive, in the event that we terminate the officer's employment without cause, or if the officer resigns for "good reason", an amount, 50% payable immediately and 50% payable in monthly installments over the succeeding twelve months, equal to three times the greater of the officer's combined maximum salary base and actual bonus compensation for the preceding fiscal year or the average for the three preceding years of the officer's combined actual base salary and bonus compensation, subject in each case to a maximum amount of 1% of our book equity value (exclusive of valuation adjustments) and a minimum amount of $250,000. Section 280G of the Code may limit our ability to deduct these payments for Federal income tax purposes. In the event that any payments, distributions, or benefits provided or to be provided to the officer are determined to be subject to the excise tax imposed by Section 4999 of Code, he or she is entitled to receive a payment on an after-tax basis equal to the excise tax imposed. Each employment agreement also contains a "non-compete" provision prohibiting the officer from managing, controlling, participating in or operating a competing REIT for a period of one year following termination of employment following our termination of the officer without cause or resignation of the subject officer for "good reason." Providing services to our affiliate FIDAC is expressly excluded from operation of the "non-compete" provision. In addition, all outstanding options and other awards granted to an officer under our Incentive Plan immediately vest upon his or her termination without cause or termination for "good reason." "Good reason" under the employment agreements includes certain events resulting in a change of control of us. "Change of Control" includes a merger or consolidation of us, a sale of all or substantially all of our assets, changes in the identity of a majority of the members of our Board (other than due to the death, disability or age of a director) or acquisitions of more than 9.8% of the combined voting power of our capital stock, subject to certain limitations. Each agreement requires that the officer act in accordance with provisions of Maryland law relating to corporate opportunities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         This section discusses certain direct and indirect relationships and transactions involving us and any director or executive officer. Last year, the Board adopted governance principles for determining whether a director would qualify as an independent director under the new, more restrictive rules proposed by the New York Stock Exchange. In accordance with those principles, the Board has determined that all of its non-employee directors are independent directors.

         We have been approached by Mr. Farrell, our Chairman of the Board, Chief Executive Officer and President, and the sole stockholder of FIDAC, about the possibility of us acquiring FIDAC. Our board of directors has formed a special committee of independent directors to consider this matter and the special committee has retained independent counsel to assist it. We have not decided whether we will pursue this opportunity and either party may at any time determine not to proceed with this proposed acquisition. If our board of directors, based upon the recommendation of the special committee and with Mr. Farrell abstaining, determines that we should acquire FIDAC, we expect that such proposed acquisition will be submitted to a vote of our stockholders.

         A. Alexandra Denahan, our controller, is the sister of Wellington J. Denahan, our Vice Chairman of the Board and Chief Investment Officer. A. Alexandra Denahan, is employed by us and earns compensation in excess of $60,000 annually.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our compensation committee is comprised solely of the following non-employee directors: Messrs. Browne, Lambiase, and Segalas. None of them has served as an officer or employee of us or any affiliate or has any other business relationship or affiliation with us, except his service as a director.

EQUITY COMPENSATION PLAN INFORMATION

         We have adopted the Incentive Plan for executive officers, key employees and nonemployee directors. The Incentive Plan authorizes the Compensation Committee of our Board to grant awards, including incentive stock options ("ISOs") as defined under Section 422 of the Internal Revenue Code (the "Code") and options not so qualified ("NQSOs"). The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 shares or 9.5% of the outstanding shares of our common stock.

         The following table provides information as of December 31, 2002, concerning shares of our common stock authorized for issuance under our existing Incentive Plan.

                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                  NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE EXERCISE        INCENTIVE PLAN
                                   ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING       (EXCLUDING PREVIOUSLY
        PLAN CATEGORY                OUTSTANDING OPTIONS                  OPTIONS                    ISSUED)
------------------------------    --------------------------     -------------------------   ------------------------
Incentive Plan approved by                 512,706                         $8.59                   7,570,074(1)
   shareholders
Incentive Plan not approved
   by shareholders                            -                              -                          -
                                           -------                         -----                    ---------
Total                                      512,706                         $8.59                    7,570,074
                                           =======                         =====                    =========

(1) The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 or 9.5% of the outstanding shares on a fully diluted basis of our common stock.

REPORT OF COMPENSATION COMMITTEE

         The compensation structure for our executive officers and directors has been developed with consideration for the following objectives:

         Incentives for Management to Maximize Performance. We have designed its compensation policy to provide the proper incentives to management to maximize our performance in order to serve the best interests of our stockholders. We have sought to achieve this objective through the granting of stock options under the Incentive Plan, the award of compensation pursuant to our bonus incentive compensation program, and employment agreements with its executive officers where compensation is dependent upon our book value.

         To date, our executive officers, pursuant to the Incentive Plan, have been granted options to purchase, in the aggregate, 616,741 shares of common stock with exercise prices ranging from $4.00 to $11.25. These options vest in equal installments over four, five or ten year periods from the date of grant.

         Our Board also has adopted a bonus incentive compensation program for executive officers. This program permits the compensation committee, in its discretion, to award bonuses to our officers and employees based upon individual performance, our overall performance, or such other factors as the compensation committee determines to be appropriate. Bonuses may be paid in the form of cash, stock options or other forms of compensation as determined appropriate by the compensation committee. In 2002, bonuses were paid in the form of cash. One important factor considered in these awards was our performance and growth during 2002.

         Pursuant to employment agreements entered into between us and our executive officers, base compensation for the officers is calculated as a percentage of our book value. This arrangement was established based upon our view that successful performance by us would result in our ability to raise additional capital.

         Long-Term Commitment of Management. The committee believes that the long-term commitment of its current management team is a crucial factor in our future performance. This team includes Mr. Farrell, Ms. Denahan and Ms. Stephens, who have worked together at FIDAC since March 1995 and at us since its incorporation in November 1996 and its commencement of operations in February 1997, and Ms. Fagan, who has worked at us since April 1997. To ensure the long-term commitment of its management team, we, with the approval of our Board entered into employment agreements with Mr. Farrell, Ms. Denahan, Ms. Fagan, and Ms. Stephens. Each of these agreements provides for a term through December 31, 2003 with automatic one-year extensions unless we or the officer provides written notice to the contrary.

         Consistent with the foregoing, we have structured our executive compensation policies to promote the long-term commitment of management. A significant portion of management compensation is in the form of stock options. In addition, as indicated above, over 99% of the stock options granted by us since inception have been options with vesting periods of three, four and five years.

         Comparability with Competitors' Compensation Structures. In assisting us to develop guidelines for its compensation structure, including the bonus incentive program, the compensation consultant engaged by us looked to the compensation structures of other publicly held mortgage REITs and other publicly held companies in the financial services industry. We believe our management compensation structure is consistent, generally, with the management compensation structure of comparable companies. We will continue to monitor whether our compensation structure is consistent with the compensation structure of its competitors.

         CEO Compensation. Mr. Farrell's total compensation for 2002 was established pursuant to his employment agreement which is described under the caption "Employment Agreements, Termination of Employment and Change-Of-Control Arrangements." Mr. Farrell's compensation was established using substantially the same criteria used to determine compensation levels for our other executive officers which are discussed in this report. Effective January 15, 2003, Mr. Farrell's salary was set at $2,430,000. For 2002, we determined to pay Mr. Farrell a bonus of $850,000 (which was paid in January 2003). Mr. Farrell's compensation for 2002 was related to our progress over the last year in achieving strong financial results and his commitment for us to be a leader in integrity and corporate governance.

         Compensation of Non-Employee Directors. Upon the recommendation of our compensation consultant, we granted to each of our non-employee directors during 2002 options to purchase 1,250 shares vesting immediately. The compensation consultant has informed the committee that our compensation structure for non-employee directors is consistent, generally, with the compensation structure for non-employee directors of comparable companies.

         The foregoing report has been furnished by the current members of the compensation committee:

           Spencer I. Browne      John A. Lambiase      Donnell A. Segalas

PERFORMANCE ANALYSIS

         The following graph provides a comparison of our cumulative total stockholder return and the cumulative stockholder return of the Standard & Poor's Composite-500 Stock Index ("S&P 500") and the BBG REIT Mortgage Index (the "BBG Index"), an industry index of 11 tax-qualified mortgage REITs. The comparison is for the period from December 31, 1997 to December 31, 2002 and assumes the reinvestment of any dividends. The initial price of our common stock shown in the graph below is based upon the price to public of $11.00 on December 31, 1997. Upon written request, we will provide stockholders with a list of the REITs included in the BBG Index. The historical information set forth below is not necessarily indicative of future performance.






                               [GRAPHIC OMITTED]





                       12/31/97      12/31/98      12/31/99      12/31/00      12/31/01       12/31/02
                     ------------------------------------------------------------------------------------
        Annaly            100           86            103           116           194           242
    S&P 500 Index         100           123           155           141           125            99
    BBG REIT Index        100           83            87            94            146           165

The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporates by reference in such filing.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

         Since our inception, we have had an audit committee composed entirely of non-employee directors. The members of the audit committee meet the independence and experience requirements of the New York Stock Exchange. In 2002, the Committee met four times. The Committee has adopted a charter outlining the practices it follows. Any changes in the charter or key practices will be reflected on our website at www.annaly.com.

         During the year 2002, at each of its meetings, the Committee met with the senior member of the our financial management team and our independent auditors. The Committee's agenda is established by the Committee's chairman. The Committee had private sessions, at each of its meetings, with the independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

         The Committee engaged Deloitte & Touche LLP as our independent auditors and reviewed with our financial manager and the independent auditors, overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of our internal controls and the quality of our financial reporting.

         Management has reviewed the audited financial statements with the audit committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for and received management's representations that our audited consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting options is available.

         In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

         o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

         o Based on the auditors' experience, and their knowledge of us, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

         o Based on the auditors' experience, and their knowledge of us, have we implemented internal controls and internal audit procedures that are appropriate?

         The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

         The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from us and our management, which is made under Independence

Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services is compatible with the auditors' independence.

         In performing all of these functions, the audit committee acts only in an oversight capacity and, necessarily, in its oversight role, the Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

         In reliance on these reviews and discussions, and the report of the independent auditors, the audit committee has recommended to our Board, and our Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by the current members of the audit committee:

             Kevin P. Brady      Jonathan D. Green      John A. Lambiase

--------------------------------------------------------------------------------
                                   PROPOSAL II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The accounting firm of Deloitte & Touche LLP ("D&T") has served as our independent auditors since our formation in November 1996. During this time, it has performed accounting and auditing services for us. We expect that representatives of D&T will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions. If the appointment of D&T is not ratified, our audit committee will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2003.

RELATIONSHIP WITH INDEPENDENT AUDITORS

         In addition to performing the audit of our financial statements, D&T provided tax services for us during 2002. The aggregate fees billed for 2002 and 2001 for each of the following categories of services are set forth below:

         Audit Fees: The aggregate fees billed by D&T for audit and review of our 2002 financial statements were $252,500. The aggregate fees billed by D&T for audit and review of our 2001 financial statements were $196,600.

         Audit Related Fees: The aggregate fees billed by D&T for audit related services during 2002 were $95,000. The aggregate fees billed by D&T for audit related services during 2001 were $62,500. The audit related services in 2002 and 2001 principally include due diligence and accounting consultation relating to our public offerings.

         Tax Fees: The fees billed by D&T for tax services during 2002 were $8,000 and during 2001 were $3,000. Fees for tax services include tax compliance, tax advice, and tax planning.

         All Other Fees: Fees for all other services to D&T not described above totaled $0 for 2002 and $0 for 2001.

         The audit committee has also adopted policies and procedures for pre-approving all non-audit work performed by D&T after January 1, 2003. Specifically, the audit committee pre-approved the use of D&T for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; employee benefit plan audits; and reviews and procedures that we request D&T to undertake to provide assurances on matters not required by laws or regulations. In each case, the audit committee also set a specific annual limit on the amount of such services which we would obtain from D&T, and required management to report the specific engagements to the audit committee on a quarterly basis, and also obtain specific pre-approval from the audit committee for any engagement over five percent of the total amount of revenues estimated to be paid by us to D&T during the then current fiscal year. Our audit committee approved the hiring of D&T to provide all of the services detailed above prior to D&T's engagement.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

OTHER BUSINESS

         As of the date of this proxy statement, we are not aware of any other matters that will be presented by management for consideration at the annual meeting. If any other matters properly come before the meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

PROPOSALS OF STOCKHOLDERS

         Proposals, if any, of our stockholders intended to be presented at the 2004 annual meeting of stockholders must be received by us for inclusion in the appropriate proxy materials no later than December 1, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We believe that, during the fiscal year ended December 31, 2002, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were complied with on a timely basis.

ACCESS TO FORM 10-K

         On written request, we will provide without charge to each record or beneficial holder of our common stock as of March 21, 2003 a copy of our annual report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. You should address your request to Kathryn Fagan, Chief Financial Officer, Annaly Mortgage Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

         We make available on our website, www.annaly.com, under "Financials," free of charge, our annual reports on Form 10-K, quarterly reports on From 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE: [X]

1.   Election of Directors:

[ ] FOR all nominees       [ ] WITHHOLD AUTHORITY           [ ] EXCEPTIONS
    listed                     to vote for all nominess
    (except as marked
    to the contrary)

Nominees:  SPENCER I. BROWNE, WELLINGTON J. DENAHAN

For terms of three years.

(Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Company for the 2003 fiscal year.

          [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please sign, date and return the proxy card using the enclosed envelope.

            PLEASE CHECK HERE IF YOU PLAN TO ATTEND
            THE ANNUAL MEETING   [ ]

Signature_________________________Signature___________________________Date______
Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please five your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
By checking the box to the right, I consent to future delivery of            [ ]
annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent,
Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.
--------------------------------------------------------------------------------

                              Fold and Detach Here


                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------------------- ------ --------------------------------------- -------- ----------------------------------
Internet                                         Telephone                                                        Mail
Http://www/eproxy.com/nly                        1-800-435-6710
-------------------------                        Use any touch-tone telephone to vote                      Mark, sign and date
Use the internet to vote your proxy.             your proxy. Have your proxy card in                         your proxy card
Have your proxy card in hand when you            hand when you call. You will be                                   and
access the web site. You will be                 prompted to enter your control                             return it in the
prompted to enter your control number,     OR    number, located in the box below, and      OR            enclosed postage-paid
located in the box below, to create and          then follow the directions given.                              envelope.
submit an electronic ballot.
----------------------------------------- ------ --------------------------------------- -------- ----------------------------------


If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

                        ANNALY MORTGAGE MANAGEMENT, INC.

                  Annual Meeting of Stockholders - May 15, 2003

         Revoking all prior proxies, the undersigned hereby appoints Michael A.J. Farrell and Jennifer A. Stephens, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Mortgage Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Union League Club, 38 East 37th Street, New York, New York 10178, commencing at 10:30 a.m., New York time, on May 15, 2003, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  (Continued and to be signed on reverse side)

                            ^ FOLD AND DETACH HERE ^

    You can now access your Annaly Mortgage Management, Inc. account online.

  Access your Annaly Mortgage Management, Inc. stockholder account online via
                        Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, transfer agent for Annaly Mortgage Management, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to long in and access your account to:

 o View Account status                   o View payment history for dividends
 o View certificate history              o Make address changes
 o View book-entry information           o Obtain a duplicate 1099 tax form
                                         o Establish/change your PIN

              Visit us on the web at http://www.mellon-investor.com
                 And follow the instructions shown on this page.

Step 1:  FIRST TIME USERS - Establish a PIN               Step 2:  Log in for Account Access      Step 3:  Account Status Screen
You must first establish a Personal Identification        You are now ready to log in.  To        You are now ready to access your
Number (PIN) online by following the direction provided   access your account please enter        account information.  Click on the
in the upper right portion of the web screen as           your:                                   appropriate button to view or
follows.  You will also need your Social Security         o        SSN                            initiate transactions.
Number (SSN) available to establish a PIN.                o        PIN
                                                          o        Then click on the Establish    o        Certificate History
The confidentiality of your personal information is                PIN button                     o        Book-Entry Information
protected using secure socket layer (SSL) technology.                                             o        Issue Certificate
                                                           If you have more than one account,     o        Payment History
o        SSN                                               you will now be asked to select the    o        Address Change
o        PIN                                               appropriate account.                   o        Duplicate 1099
o        Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.
              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time